FORM 8-K





                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                 CURRENT REPORT




                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                        Date of Report: January 23, 1998




                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




         PENNSYLVANIA               1-1401              23-0970240
       (State or other               (SEC              (IRS Employer
       jurisdiction of             file number)        Identification
        incorporation)                                    Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)




               Registrant's telephone number, including area code:
                                 (215) 841-4000



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Item 5.  Other Events

On January 22, 1998, the Company filed two Petitions for Review in Commonwealth Court of Pennsylvania (Commonwealth Court), appealing the Pennsylvania Public Utility Commission's Restructuring Orders of December 23, 1997 and January 16, 1998. The Company did not, as had been anticipated by the Company in its Current Report on Form 8-K dated January 22, 1998, file an Original Jurisdiction Action with the Commonwealth Court.








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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                             PECO ENERGY COMPANY


                                                           \S\ J. Barry Mitchell
                                                         -----------------------
                                                         Vice President, Finance
                                                                   and Treasurer

January 23, 1998